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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 11, 1997



                             SLM FUNDING CORPORATION
                             -----------------------
                formerly known as SALLIE MAE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)
            (Originator of the Sallie Mae Student Loan Trust 1995-1,
                    the Sallie Mae Student Loan Trust 1996-1,
                     the SLM Student Loan Trust 1996-2,
                   the SLM Student Loan Trust 1996-3,
                       the SLM Student Loan Trust 1996-4,
                        the SLM Student Loan Trust 1997-1
                       the SLM Student Loan Trust 1997-2,
                     and the SLM Student Loan Trust 1997-3)


    Delaware             33-95474/333-2502/333-24949          23-2815650
    --------             ---------------------------          ----------
(State or other               (Commission File             (I.R.S. employer
Jurisdiction of                   Numbers)                Identification No.)
Incorporation)



                              777 Twin Creek Drive
                              Killeen, Texas 76543
                    ----------------------------------------
                    (Address of principal executive offices)

                  Registrant's telephone number: (817) 554-4500


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                         Exhibit Index appears on Page 6


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Item 5.        Other Events

               On September 4, 1997, the following agreements were executed and delivered by the respective parties thereto: (a) the Pricing Agreement relating to the Student Loan-Backed Notes, dated September 4, by and among SLM Funding Corporation ("SLM Funding"), the Student Loan Marketing Association ("Sallie Mae") and J.P. Morgan & Co. (the "Underwriter"), on behalf of each of the underwriters named in Schedule 1 thereto; (b) the Pricing Agreement relating to the Student Loan-Backed Certificates, dated September 4, 1997, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto: (c) the Underwriting Agreement relating to the Student Loan-Backed Notes, dated September 4, 1997, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in
Schedule 1 thereto; and (d) the Underwriting Agreement relating to the Student Loan-Backed Certificates, dated September 4, 1997, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in
Schedule 1 thereto.

               On September 1 or September 11, 1997, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of September 11, 1997, by and among SLM Funding, Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as interim eligible lender trustee (the "Interim Eligible Lender Trustee"), and Sallie Mae; (b) the Trust Agreement, dated as of September 1, 1997, by and between SLM Funding and Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as eligible lender trustee (the "Eligible Lender Trustee"); (c) the Indenture, dated as of September 1, 1997 (the "Indenture"), by and among the SLM Student Loan Trust 1997-3 (the "Trust"), the Eligible Lender Trustee, and Bankers Trust Company, not in its individual capacity but solely as the trustee under the Indenture (the "Indenture Trustee"); (d) the Sale Agreement, dated as of September 11, 1997, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, Sallie Mae Servicing Corporation (the "Servicer"), SLM Funding and the Indenture Trustee; (e) the Administration Agreement Supplement, dated as of September 11, 1997, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, the Servicer, SLM Funding and the Indenture Trustee; (f) the Servicing Agreement, dated as of September 11, 1997, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee; and (g) the Paying Agent Agreement, dated as of September 11, 1997, by and among the Eligible Lender Trustee, Bankers Trust Company (the "Agent"), and Student Loan Marketing Association (the "Administrator").

               The new agent for service is Marianne M. Keler, at 1050 Thomas Jefferson Street, N.W., Washington, D.C., 20007-3871, (202) 333-8000, or 11600
Sallie Mae Drive, Reston, Virginia, 20193, (703) 810-3000.








                                   Page 2 of 7
                         Exhibit Index appears on Page 6



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Item 7.        Financial Statements, Pro Forma Financial Statements and Exhibits

               (c)  Exhibits

                       1.1 Pricing Agreement relating to the Student Loan-Backed Notes, dated September 4, 1997, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in
                              Schedule 1 thereto.

                       1.2 Pricing Agreement relating to the Student Loan-Backed Certificates, dated September 4, 1997, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto.

                       1.3 Underwriting Agreement relating to the Student Loan-Backed Notes, dated September 4, 1997, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in
                              Schedule 1 thereto.

                       1.4 Underwriting Agreement relating to the Student Loan-Backed Certificates, dated September 4, 1997, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto.

                       4.1 Trust Agreement, dated as of September 1, 1997 by and between SLM Funding and the Eligible Lender Trustee.

                       4.2 Indenture, dated as of September 1, 1997, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

                       23.1 Consent of Marianne M. Keler, Esq., dated as of September 25, 1997.

                       23.2 Consent of Cadwalader, Wickersham & Taft, dated as of September 25, 1997.

                       23.3 Consent of Shearman & Sterling, dated as of September 25, 1997.

                       99.1 Purchase Agreement, dated as of September 11, 1997, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae.

                       99.2 Sale Agreement, dated as of September 11, 1997, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible
                              Lender Trustee and the Trust.

                       99.3 Administration Agreement Supplement, dated as of September 11, 1997, by and among the Trust, Sallie Mae, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.


                                   Page 3 of 7
                         Exhibit Index appears on Page 6

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                       99.4   Servicing Agreement, dated as of September 11,
                              1997, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

                       99.5 Paying Agent Agreement, dated as of September 11, 1997, by and among the Eligible Lender Trustee, the Agent, and the Administrator.






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                         Exhibit Index appears on Page 6


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 25, 1997

                                           SLM FUNDING CORPORATION

                                           By: /s/ ROBERT R. LEVINE
                                               ---------------------------
                                           Name:   Robert R. Levine
                                           Title:  Chief Financial Officer




                                   Page 5 of 7
                         Exhibit Index appears on Page 6

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                                INDEX TO EXHIBIT

                                                                    Sequentially
   Exhibit                                                          Numbered
   Number            Exhibit                                        Page
   ------            -------                                        ----
   1.1               Pricing Agreement relating to
                     Student-Loan Backed Notes,
                     dated September 4, 1997, by and
                     among SLM Funding, Sallie
                     Mae and the Underwriter, on
                     behalf of each of the underwriters
                     named on the Schedule 1 thereto.

   1.2               Pricing Agreement relating to
                     Student-Loan Backed
                     Certificates, dated September 4, 1997,
                     by and among SLM Funding, Sallie Mae
                     and the Underwriter, on behalf
                     of each of the underwriters
                     named on Schedule 1 thereto.

   1.3               Underwriting Agreement relating
                     to Student-Loan Backed Notes, dated
                     September 4, 1997, by and among SLM
                     Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named on Schedule 1 thereto.

   1.4               Underwriting Agreement relating
                     to Student-Loan Backed Certificates,
                     dated September 4, 1997, by and among
                     SLM Funding, Sallie Mae and the
                     Underwriter, on behalf of each of
                     the underwriters named on Schedule
                     1 thereto.

   4.1               Trust Agreement, dated as of
                     September 1, 1997, by and between SLM
                     Funding and the Eligible Lender Trustee.

   4.2 Indenture, dated as of September 1, 1997, by and among the Trust, the Eligible Lender Trustee and the
                     Indenture Trustee.



                                   Page 6 of 7
                         Exhibit Index appears on Page 6



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                            INDEX TO EXHIBIT (cont.)

                                                                    Sequentially
   Exhibit                                                          Numbered
   Number            Exhiit                                         Page
   ------            ------                                         ----
   23.1              Consent of Marianne M. Keler, Esq.,
                     dated as of September 25, 1997.

   23.2              Consent of Cadwalader, Wickersham &
                     Taft, dated as of September 25, 1997.

   23.3              Consent of Shearman & Sterling, dated
                     as of September 25, 1997.

   99.1              Purchase Agreement, dated as of
                     September 11, 1997, by and among SLM
                     Funding, the Interim Eligible
                     Lender Trustee and Sallie Mae.

   99.2              Sale Agreement, dated as of
                     September 11, 1997, by and among
                     SLM Funding, the Interim
                     Eligible Lender Trustee and
                     Sallie Mae.

   99.3              Administration Agreement
                     Supplement, dated as of September 11,
                     1997, by and among the Trust,
                     Sallie Mae, the Eligible Lender
                     Trustee, the Servicer, SLM Funding
                     and the Indenture Trustee.

   99.4              Servicing Agreement, dated
                     as of September 11, 1997, by and
                     among the Servicer, Sallie Mae,
                     the Trust, the Eligible Lender
                     Trustee and the Indenture Trustee.

   99.5              Paying Agent Agreement, dated as of
                     September 11, 1997, by and among the
                     Eligible Lender Trustee, the Agent, and
                     the Administrator.



                                   Page 7 of 7
                         Exhibit Index appears on Page 6